UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

L3HARRIS TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2020. L3HARRIS TECHNOLOGIES, INC. L3HARRIS TECHNOLOGIES, INC. 1025 WEST NASA BOULEVARD MELBOURNE, FL 32919  Meeting Information Meeting Type: Annual Meeting For holders as of: February 28, 2020 Date: April 24, 2020 Time: 7:30 AM Mountain Time Location: The Grand America Hotel 555 South Main Street Salt Lake City, Utah 84111 E92992-Z76547-P35585 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Notice of 2020 Annual Meeting and Proxy Statement Transition Report for the Fiscal Transition Period Ended January 3, 2020

Voting Items The Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1; "FOR" Proposals 2 through 6; and "AGAINST" Proposal 7. 1. Election of Directors for a Term Expiring at the 2021 Annual Meeting of Shareholders Nominees: 1a. Sallie B. Bailey 1b. William M. Brown 1c. Peter W. Chiarelli 1d. Thomas A. Corcoran 1e. Thomas A. Dattilo 1f. Roger B. Fradin 1g. Lewis Hay III 1h. Lewis Kramer 1i. Christopher E. Kubasik 1j. Rita S. Lane 1k. Robert B. Millard 1l. Lloyd W. Newton 2. Approval, in an Advisory Vote, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement 3. Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2020 4. Approval of an Amendment to Our Restated Certificate of Incorporation to Eliminate the Supermajority Voting and "Fair Price" Requirements for Business Combinations Involving Interested Shareholders 5. Approval of an Amendment to Our Restated Certificate of Incorporation to Eliminate the "Anti-Greenmail" Provision 6. Approval of an Amendment to Our Restated Certificate of Incorporation to Eliminate the Cumulative Voting Provision that Applies When We Have a 40% Shareholder 7. Shareholder Proposal to Permit the Ability of Shareholders to Act by Written Consent NOTE: If the proxy/voting instruction card is properly executed, then the undersigned’s shares will be voted in the manner instructed therein, or if no instruction is provided, then either as the Board of Directors recommends or, if the undersigned is a participant in the L3Harris Stock Fund through any retirement plan sponsored by L3Harris, as may otherwise be provided in such plan. The named proxies also are authorized, in their discretion, to consider and act upon such other business as may properly come before the 2020 Annual Meeting or any adjournments or postponements thereof.